July 13, 2016

Peak Resorts, Inc.,

as Borrower Representative

under the Credit Agreement
referred to below

17409 Hidden Valley Drive

Eureka, MO 63205-

Attn: Stephen J. Mueller

Re:Fixed Charge Coverage Ratio; 2014 Credit Agreement

Ladies and Gentlemen:

This letter concerns the Master Credit and Security Agreement, dated as of December 1, 2014, among Peak Resorts, Inc. and certain of its affiliates, as borrowers, and EPT Ski Properties, Inc. and EPT Mount Snow, Inc., as lender (each a “Lender” and, collectively, the “Lenders”), as amended by the Amendment to Master Credit Security Agreement, dated as of December 1, 2014, among such parties (as so amended, “Credit Agreement”).  Capitalized terms used and not defined in this letter have the meanings given to them in the Credit Agreement.

The, Borrower Representative has advised the Lenders that, for the four fiscal quarters of the Borrowers ending April 30, 2016, the Consolidated Fixed Charge Coverage Ratio was less than 1.50 to 1.00.  The Borrower Representative has requested of the Lenders that the Borrowers have an additional period of time in which to make the additional Debt Service Deposits required by Section 11.4(a) of the Credit Agreement, as a result of the Consolidated Fixed Charge Coverage Ratio being less than 1.50 to 1.00 for the period referenced above.

In light of the foregoing, the parties agree as follows:

1.

The Borrowers shall make the additional Debt Service Deposits required by Section 11.4(a) of the Credit Agreement as a result of the Consolidated Fixed Charge Coverage Ratio being less than 1.50 to 1.00 for the period referenced above on the following dates and in the following amounts:  (i) 1/3rd of such amount on January 31, 2017, (ii) 1/3rd of such amount on February 28, 2017, and (iii) 1/3rd of such amount on March 31, 2017.

2.

From and after the date hereof, all Debt Service Deposits (whether regularly scheduled, additional or otherwise) shall be made directly to a Lender, for the benefit of both Lenders, and not to a bank or other third-party intermediary, to be held as cash collateral by the Lenders, and the Borrowers hereby grant to the Lenders a security interest in, and a right of setoff against, all such Debt Service Deposits and all proceeds thereof as security for all existing and future obligations of each Borrower (and/or their respective affiliates) to each Lender (and/or their respective affiliates).  No Lender shall be required to segregate, or pay interest on, such Debt Service Deposits.  Any Debt ·Service Deposits previously made by a Borrower and deposited with a bank or other third-party intermediary, shall remain subject to such deposit account control agreements or other agreements as may govern such previously made Debt Service Deposits.

3.	This letter shall be considered a Loan Document and its provisions shall prevail over any conflicting provisions in any other Loan Documents.
4.

If the Borrowers fail to pay or perform any of their respective obligations under this letter, such failure shall constitute an immediate Event of Default under the Credit Agreement, and under any other agreement between or among any Borrower or any affiliate of any Borrower, on the one hand, and any Lender or any affiliate of any Lender, on the other hand, in each case without regard to any grace, cure, notice or other right a Borrower or its affiliate may otherwise have.

5.	The Borrowers further agree as follows:
(a)

The Borrowers agree to reimburse the Lenders on demand for the reasonable out-of-pocket fees and expenses (including, without limitation, attorneys ’·fees and expenses) incurred by the Lenders in connection with their review of the matters set forth herein, the preparation of this letter and the consummation of the matters set forth herein.

(b)

The Borrowers ratify and reaffirm their respective obligations under the Credit Agreement and the other Loan Documents, and represent, warrant and covenant to the Lenders, as a material inducement to the Lenders to enter into this letter, that the Borrowers have no and in any event hereby waive any defense, claim or right of setoff or recoupment with respect to their respective obligations under, or in any other way relating to, the Credit Agreement, any of the other Loan Documents, any other agreement between or among any one or more of the Borrowers or any of their respective affiliates, on the one hand, and either or both of the Lenders or any of their respective affiliates, on the other hand, and/or any actions or inactions by either or both of the Lenders or any of their respective affiliates.

(c)

Nothing in this letter shall constitute a waiver by any Lender of any Default or Event of Default which may exist on the date hereof; and nothing in this letter shall require any Lender to waive any Default or Event of Default which may arise in the future.  Without limiting the foregoing, the Borrowers acknowledge and agree that nothing in this letter waives or otherwise affects the Borrowers’ obligations under Section 11.4(a) of the Credit Agreement with respect to any time period (other than as expressly provided above with respect to the Borrowers’ four fiscal quarters ending April 30, 2016).

6.

EPT Mad River, Inc. shall be a third party beneficiary of this letter and shall be entitled to enforce its terms.  Without limiting the provisions of paragraph number 2 above, all Debt Service Deposits made or to be made to or for the benefit of any Lender shall also act as security for all obligations of Mad River Mountain, Inc. to EPT Mad River, Inc,; and EPT Mad River, Inc. hereby appoints each Lender, and each Lender hereby agrees, to act as agent for EPT Mad River, Inc. for lien perfection and any other purposes relating to such Debt Service Deposits or any other collateral.

This letter, including any agreements, consents or other attachments hereto, may be validly executed and delivered by fax, e-mail or other means, and by use of multiple counterpart signature pages.  No waiver or other concession by any Lender set forth in this letter shall be effective unless this letter is promptly executed by the Borrower Representative and each of the Borrowers and Guarantors identified below, and delivered to the Lenders.

Very truly yours,

EPT SKI PROPERTIES, INC.
EPT MOUNT SNOW, INC.

By: /s/ Michael L. Hirons
Print: Michael L. Hirons
Title: Senior Vice President

AGREED TO:

PEAK RESORTS, INC., as Borrower Representative

By: /s/ Stephen Mueller______________
Stephen Mueller, Vice President

EPT MAD RIVER, INC.

By: /s/ Michael L. Hirons
Print: Michael L. Hirons
Title: Senior Vice President

Consent of Borrowers and Guarantors

Each of the undersigned, whether in its capacity as a borrower· or a guarantor under or in connection with the Credit Agreement, jointly and severally (a) consents to the Borrower Representative and the Lender entering into the above letter, (b) agrees to abide by those terms of the letter that are stated to apply to the undersigned, (c) with respect to each of the undersigned that is a guarantor under or in connection with the Credit Agreement, ratifies and reaffirms its obligations under any guaranty from the undersigned in favor of the Lender and under any other Loan Documents to which it is a party, and represents, warrants and covenants to the Lender, as a material inducement to the Lender to enter into the above letter, that such guarantor has no and in any event hereby waives any defense, claim or right of setoff or recoupment with respect to its obligations under, or in any other way relating to, such guaranty, any other Loan Documents to which it is a party, any other agreement between or among, such guarantor or any of its affiliates, on the one hand, and the Lender or any of its affiliates, on the other hand, and/or any actions or inactions by the Lender or any of its affiliates, and (d) capitalized terms used and not defined in this consent shall have the meanings given to them in the above letter.

PEAK RESORTS, INC.
JFBB SKI AREAS, INC.
MAD RIVER MOUNTAIN, INC.
S N H DEVELOPMENT, INC.
L.B.O. HOLDING, INC.
MOUNT SNOW, LTD.
SYCAMORE LAKE, INC.
HIDDEN VALLEY GOLF AND SKI, INC.
SNOW CREEK, INC.
PAOLI PEAKS, INC.
DELTRECS, INC.
BRANDYWINE SKI RESORT, INC.
BOSTON MILLS SKI RESORT, INC.
WC ACQUISITION CORP.
RESORT HOLDINGS, L.L.C.
BLC OPERATORS, INC.
HUNTER RESORT VACATIONS, INC.
HUNTER MOUNTAIN SKI BOWL INC.
HUNTER MOUNTAIN BASE LODGE, INC.
HUNTER MOUNTAIN FESTIVALS, LTD.
FROSTY LAND, INC.
HUNTER MOUNTAIN RENTALS INC.
HUNTER MOUNTAIN ACQUISITION, INC.

By: /s/ Stephen Mueller
Stephen Mueller, Vice President